UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON,  D.C.  20549

                                  FORM  8-K


                 Current  Report  Pursuant  to  Section  13  or  15(d)  of
                           The  Securities  Act  of  1934

Date  of  Report  (Date  of  earliest  event  reported)  November  7,  2001
                                                          -----------------

                             CAVALRY  BANCORP,  INC.
                       --------------------------------
            (exact  name  of  registrant  as  specified  in  its  charter)

      Tennessee                    0-23605                   62-1721072
-------------------------------------------------------------------------
  (State  or  other                (Commission              (I.R.S.  Employer
   jurisdiction                  File  Number)             Identification  No.)
  of  incorporation)


  114  West  College  Street,  Murfreesboro,  Tennessee            37130
  ------------------------------------------------      -----------------
      (Address  of  principal  executive  offices)              (Zip  Code)

Registrant's  telephone  number,  including  are  code       (615)  893-1234
                                                             ---------------

                            Not  Applicable
  -----------------------------------------------------------------------
       (Former  name  or  former  address,  if  changed  since  last  report)

Item  5.  Other  Events

Cavalry Bancorp, Inc. (Nasdaq:CAVB) (the Company) announced on November 7, 2001 that it will terminate the Company's Management Recognition Plan (the Plan) and take a non-recurring, non-cash charge of approximately $1.8 million (after-tax) in its fourth quarter ending December 31, 2001.

The press release concerning the announcement of this event is incorporated herein by reference and is included as Exhibit 99(a) to this Form 8-K.

Item  7.  Exhibits
        99.  Exhibits
             (a)  Press  Release  of  the  Company  Dated  November  7,  2001

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              CAVALRY  BANCORP,  INC.


Date:  November  7,  2001                  By:    /s/Ronald  F.  Knight
                                               -----------------------------
                                               Ronald  F.  Knight
                                               President  and  Chief  Operating
                                               Officer


Date:  November  7,  2001                   By:   /s/Hillard  C.  Gardner
                                               --------------------------
                                               Hillard  C.  Gardner
                                               Senior  Vice  President  and
                                               Chief  Financial  Officer

EXHIBIT  99(a)       Press  Release
-----------------------------------------------------------------------





Contact:     William  S.  Jones
     Executive  Vice  President  and
     Chief  Administrative  Officer
     (615)  849-2272

                  CAVALRY BANCORP ELECTS TO TAKE NON-RECURRING,
                      NON-CASH CHARGE IN THE FOURTH QUARTER

MURFREESBORO, Tenn. (November 7, 2001) Cavalry Bancorp, Inc. (Nasdaq:CAVB) (the Company) today announced that it will terminate the Company's Management Recognition Plan (the Plan) and take a non-recurring, non-cash charge of approximately $1.8 million (after-tax) in its fourth quarter ending December 31, 2001. The Plan, which was approved by stockholders and began in 1999, was established to build long-term equity interest in the Company for officers and key employees.

Commenting on the announcement, Ed C. Loughry, Jr., Chairman and Chief Executive Officer of Cavalry Bancorp, said, "By going ahead and recognizing this one-time charge to operating earnings in the fourth quarter of this year, we will eliminate an ongoing expense in years 2002, 2003 and 2004. We believe that by taking this action now it should have a positive impact on earnings during that time period. The charge will cause our financial results to reflect a loss for the fourth quarter; however, we expect to report a profit for our full year ending December 31, 2001. The charge does not affect the cash position of the Company."

Loughry went on to say, "Cavalry Banking continues to experience good growth in deposits and loans in 2001 and we are pleased with the overall quality of our loan portfolio. We are benefiting from the relatively strong and diverse economy of our markets and believe the Company is well positioned to achieve solid financial results in the future."

With assets of over $400 million, Cavalry Bancorp, the parent of Cavalry Banking, is a community-oriented financial institution operating nine offices in Central Tennessee.

Safe  Harbor  Statement  under  the  Private Securities Litigation Reform Act of
1995:

The statements contained in this release which are not historical facts contain forward looking information with respect to plans, projections or future performance of the Company, the occurrence of which involve certain risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission.

                                      -###-